American Century Quantitative Equity Funds, Inc. Prospectus Supplement International Core Equity Fund
Supplement dated March 31, 2010 ¡ Prospectus dated November 1, 2009

The following replaces the Portfolio Managers section on page 5 of the prospectus.

Portfolio Manager

Zili Zhang, Senior Vice President, Portfolio Manager and Director of Quantitative Research, has been a member of the team that manages the fund since 2006.

The following replaces The Fund Management Team section on page 9 of the prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio manager on the investment team who is primarily responsible for the day-to-day management of the fund is identified below.

Zili Zhang

Dr. Zhang, Senior Vice President, Portfolio Manager and Director of Quantitative Research, has been a member of the team that manages the fund since 2006.  He joined American Century Investments in 1997 and became a portfolio manager in 2002. He has a bachelor’s degree in physics from University of Science and Technology of China and a Ph.D. in theoretical physics from the University of Texas at Austin.

The statement of additional information provides additional information about the accounts managed by the portfolio manager, the structure of his compensation, and his ownership of fund securities.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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